UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D. C. 20549



                                      FORM 8-K

                                   CURRENT REPORT



       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): February 18, 1999



                                MediaOne Group, Inc.
                (Exact name of registrant as specified in its charter)


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        A Delaware Corporation                Commission File Number             IRS Employer Identification No.
       (State of incorporation)                       1-8611                               84-0926774
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                                 188 Inverness Drive West
                                 Englewood, Colorado 80112
                         (Address of principal executive offices)

                                      (303) 858-3000
                   (Registrant's telephone number, including area code)

Item 5.  Other Events

On February 18, 1999 MediaOne Group, Inc. released its 1998 earnings results. The releases and financial statements are attached hereto as Exhibits.


Item 7.  Exhibits
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Exhibit         Description

7               Financial Data Schedule

99 Press Release issued February 18, 1999 concerning the earnings results of MediaOne Group, Inc.for the fourth quarter ending December 31, 1998.

99              Proportionate Results Highlights of MediaOne Group, Inc.
                for the three months and the years ended December 31, 1997 and 1998, filed in connection with the Press Release dated February 18, 1999.

99.1 Pro Forma Consolidated Domestic Cable Highlights of MediaOne Group, Inc. for the three months and year ended December 31, 1997 and 1998, filed in connection with the Press Release dated February 18, 1999.

99.2 Pro Forma Key Operating Statistics - Domestic Cable - of MediaOne Group, Inc. for the quarters ended December 31, 1998, September 30, 1998, and December 31, 1997, filed in connection with the Press Release dated February 18, 1999.

99.3 Pro Forma Key Operating Statistics - International - of MediaOne Group, Inc. for the quarter ended December 31, 1998, September 30, 1998, and December 31, 1997, filed in connection with the Press Release dated February 18, 1999.

99.4            Consolidated Statement of Operations of MediaOne Group, Inc.
                for the three months and year ended December 31, 1998 and 1997, filed in connection with the press Release dated February 18, 1999.

99.5 Consolidated Revenues and Operating Cash Flow Highlights - As Reported - of MediaOne Group, Inc. for the three months and year ended December 31, 1998 and 1997, as filed in connection with the Press Release dated February 18, 1999.

99.6            Condensed Consolidated Balance Sheets - As Reported - for
                MediaOne Group, Inc. as of December 31, 1998 and December 31,
                1997, as filed in connection with the Press Release dated
                February 18, 1999.
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Item 7.  Exhibits (Continued)
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Exhibit        Description

99.7 Pro Forma Supplementary Quarterly Data for Domestic Cable Operations, as filed in connection with the Press Release dated February 18, 1999.

99.8 Supplementary Quarterly Data As Reported for Domestic Cable Operations, as filed in connection with the Press Release dated February 18, 1999.
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                                      SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MediaOne Group, Inc.

                                     /s/ STEPHEN E. BRILZ
                                 By:___________________________________
                                    Stephen E. Brilz
                                    Assistant Secretary


Dated:   February 18, 1998